UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	November 30, 2017

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in Master Limited Partnerships (“MLPs”), or similar structures, that own energy infrastructure assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 12 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of -8.35%, -9.15%, -8.21%, -8.26% and -8.83%, respectively. These returns compare to the -6.83% average annual total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

Q	How did energy MLPs overall perform during the Reporting Period?

A	Energy MLPs, as represented by the Alerian MLP Index, generated a total return of -6.83% during the Reporting Period. The Alerian MLP Index underperformed the AMEX Energy Select Sector Index (“IXE”) (-4.07%) and the S&P 500® Index (+22.87%).[2] The Alerian MLP Index also underperformed utilities (+26.00%) and real estate investment trusts (“REITs”) (+13.86%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.[3] (All index returns are presented on a total return basis.)

In energy markets, West Texas Intermediate (“WTI”) crude oil prices were volatile during the first few months of 2017 as U.S. crude oil inventories continued to build. The inventory growth was largely the result of a rapid recovery in U.S. shale production, which we believe was swifter than many market participants expected. This U.S. shale recovery also increased concerns about the Organization of the Petroleum Exporting Countries’ (“OPEC”) ability to effectively balance global crude oil markets with its November 30, 2016 production limits.

Despite inventory and OPEC concerns in the first half of the Reporting Period, consensus expectations of undersupply were confirmed during the second half of the Reporting Period as global crude oil fundamentals showed signs of improvement and crude oil markets strengthened significantly.

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

PORTFOLIO RESULTS

The result was a rally of more than 20% in Brent crude oil prices, a gauge of international oil prices.[4] WTI crude oil prices also rallied during the second half of the Reporting Period, driven by robust demand growth and a reduction in non-U.S. supply, further supported by OPEC’s nine-month extension of its production limits through the end of 2018. In November 2017, WTI crude oil prices reached a peak of $58.95 per barrel,[4] marking their highest price level since July 2015 and easing a prolonged period of suppressed prices. For the Reporting Period overall, WTI crude oil prices rose 16.10%.[4]

As for natural gas prices, they experienced weakness during the Reporting Period. At the beginning of 2017, they declined more than 20% to $2.56 per million British thermal units (“MMbtu”) on February 21, 2017. Although they recovered to $3.03 per MMbtu by November 30, 2017, natural gas prices still ended the Reporting Period down 9.76%.[4] Warmer than consensus expected winter weather in the U.S. was a headwind for natural gas prices early in the Reporting Period, though export growth of liquefied natural gas helped offset some of the weather-related slump. The price of natural gas liquids increased during the Reporting Period, led by propane, which was up approximately 70% on strong international demand.[5]

In the energy MLP market, performance suffered during the first half of the Reporting Period along with the broader crude oil market, which was plagued by lingering elevated inventory levels, increased production volumes and uncertainty surrounding OPEC’s ability to effectively curb production to address global oversupply. Correlations between energy MLPs and crude oil prices tightened, which historically occurs during times of crude oil market stress. This created a technical, or supply/demand, overhang in the crude oil market and ultimately weakened investor sentiment, as evidenced by weak investment flows into energy MLPs between January and November 2017. Although global crude oil supply and demand dynamics strengthened in the second half of the Reporting Period, a few high-profile energy MLPs revised their distribution policies and issued large amounts of equity, sparking investor concerns about dividend sustainability, returns on invested capital and increasing costs of capital associated with energy MLP corporate structures

(as related to incentive distribution rights[6] (“IDRs”)). These concerns weighed heavily on market sentiment and led energy MLP performance to decouple from crude oil prices, hindering energy MLPs’ ability to participate in the broader rally in crude oil prices.

Two significant company-specific announcements during the Reporting Period came during August 2017, driving the Alerian MLP Index down 4.91% for the month. Plains All American Pipeline, L.P. reported weaker than market expected second quarter 2017 earnings, lowered 2017 and 2018 full-year guidance, and cut its distribution level by 46%. Just a few days later, Energy Transfer Partners, L.P. announced a $1.0 billion equity offering, which dampened investor sentiment. Later in the Reporting Period, Enterprise Products Partners L.P. (EPD) and Genesis Energy, L.P. (GEL) announced reductions in their distribution policies. In October 2017, EPD said it would cut its distribution growth rate from 5.0% to 2.5% in 2018, with the goal of self-funding[7] its capital projects and potentially initiating a unit buyback program by 2019. This was followed by GEL’s announcement of a 31% distribution cut to reduce its leverage and eliminate its need to issue equity to fund organic growth projects. Although such decisions can decrease the distribution growth of some energy MLPs in the short term, they can, in our view, result in broadly stronger balance sheets, greater cash flow growth per unit and distribution sustainability in the longer term.

The capital markets overall also had an impact on the energy MLP market during the Reporting Period. In the first half of the Reporting Period, the capital markets became more accessible to energy MLPs. The initial public offering (“IPO”) market reopened, with five IPOs pricing over the course of the Reporting Period. However, increased access to the capital markets resulted in serial equity issuance during the second half of the Reporting Period, which proved to be a headwind for energy MLPs as it raised investor concerns about relying on equity issuance to fund growth.

Energy MLPs also experienced increased merger and acquisition activity, led by consolidation and simplification

[4]	Source: Bloomberg.

[5]	Source: U.S. Energy Information Administration, based on year- over-year export data as of November 30, 2017.

[6]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[7]	Self-funding means that organically generated cash flow in excess of distributions will be the source of funding for potential growth opportunities, rather than reliance on the equity capital markets.

PORTFOLIO RESULTS

transactions.[8] Consolidation transactions increased as companies sought to gain exposure to the most productive and high growth areas, such as the Permian Basin, an effort that was supported by officials in Washington, D.C., who expedited new and backlogged project approvals. Several U.S. Presidential executive orders during the Reporting Period were also aimed at accelerating pipeline projects, which seemed likely to benefit the energy infrastructure sector. However, an increase in Permian Basin projects left investors focused on competition levels and overbuild concerns, raising questions around what they expected for returns on capital spent. Simplification transactions also continued during the Reporting Period, with general partners completing IDR restructurings that led to lower costs of capital and improved growth profiles for underlying limited partners.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period, as volatility increased the dispersion of individual stock returns. The volatility was generally magnified in names that had greater exposure to commodities, making them the worst performers.

In terms of its exposures, the Fund was negatively impacted by its positions in the petroleum pipeline transportation and the hydrocarbon production and mining subsectors.[9] Petroleum pipeline transportation was the Fund’s worst-performing subsector, with security selection detracting most from returns. The hydrocarbon production and mining subsector, which is highly sensitive to commodity prices, also hampered Fund returns, as commodities experienced significant volatility during the first half of the Reporting Period. On the positive side, the Fund was helped by its exposure to the gathering and processing and the natural gas pipeline transportation subsectors. Both subsectors benefited from a rebound in U.S. natural gas and crude oil production, with the gathering and processing subsector seeing the most direct benefit as it is closest to the wellhead and, therefore, tends to experience the greatest fluctuation in volumes. Higher volumes also benefited the natural gas pipeline transportation subsector due in part to increased demand for natural gas exports.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Plains All American Pipeline, L.P.; Energy Transfer Partners, L.P.; and Plains GP Holdings LLC detracted from the Fund’s relative performance.

Plains All American Pipeline, L.P. (PAA) was the top detractor from Fund performance during the Reporting Period. PAA is a crude oil-focused midstream[10] energy MLP with significant assets in the Permian Basin. On a macro level, PAA’s stock fell in sympathy with crude oil prices, which were volatile throughout the Reporting Period, most notably during the first half of the Reporting Period. Crude oil price volatility was elevated partly because of concerns surrounding global supply and demand dynamics and increasing U.S. inventories. On the company level, PAA’s performance suffered as its management reported third quarter 2017 earnings that missed consensus expectations, lowered 2017 and 2018 full-year earnings guidance and cut distributions by 46%. The announcement triggered a selloff and was responsible for most of the stock’s weakness during the second half of the Reporting Period. The Fund continued to hold PAA at the end of the Reporting Period, as the stock is fundamentally undervalued, in our view, and offers favorable exposure to a rebound in commodity volumes.

Another detractor from the Fund’s returns was Energy Transfer Partners, L.P. (ETP), which is a U.S. transportation and storage services provider. At the beginning of the Reporting Period, lower crude oil prices pressured ETP’s share price, especially as first quarter 2017 results revealed the weak performance of business segments with high exposure to the commodity markets. During the second calendar quarter and through the end of the Reporting Period, investors focused on ETP’s plans to finance its capital intensive growth projects. As the company issued equity of approximately $1 billion for funding purposes, ETP’s stock sold off on concerns about equity dilution as well as on weak investment flows into the energy MLP market overall. Also weighing on investor sentiment was ETP’s expensive IDRs, as the partnership announced it would not undergo a substantial restructuring process until late 2019, even though its IDRs had cost it up to approximately 40% in distributable cash flows during past quarters. We increased the Fund’s

[8]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[9]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

[10]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

position in ETP during the Reporting Period because of what we considered compelling valuations and its prospects for a high yield.

A third detractor during the Reporting Period was Plains GP Holdings LLC (PAGP). PAGP is a “C” corporation holding company, which owns units of PAA and thus directly tracks PAA’s performance but is taxed like a traditional corporation rather than as an MLP. The Fund holds both PAGP and PAA as a result of legacy ownership prior to a simplification transaction. PAGP underperformed during the Reporting Period, as PAA’s shares declined amid elevated crude oil volatility, an earnings miss and a 46% cut to its distribution. The Fund continued to hold PAGP at the end of the Reporting Period, as its fundamentals remained attractive, in our view, and we believed the security has significant upside potential given cheap valuations.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of MPLX LP; Noble Midstream Partners LP; and Oneok Partners, L.P. contributed positively to relative returns.

The Fund’s top contributor was MPLX LP (MPLX), which owns, operates and develops crude oil, refined products and other hydrocarbon-based product pipelines and other midstream assets. Shares of MPLX advanced after the company reported record second and third quarter 2017 financial results, driven by record processed and fractionated volumes and its continued execution of organic and drop-down[11] growth strategies. In addition, MPLX completed the acquisition of a joint-interest ownership in certain pipelines and storage facilities from Marathon Petroleum. We added to the Fund’s position in MPLX during the Reporting Period as the company continued to show higher earnings and cash flow combined with what we considered to be a disciplined approach to capital investments.

Noble Midstream Partners (NBLX), a crude oil-focused gathering and processing MLP with assets in the Denver-Julesburg Basin, also added to the Fund’s performance. NBLX’s distribution growth is supported by its general partner, which is an investment grade exploration and production company. NBLX performed well during the Reporting Period, as the company has visible growth prospects from organic projects that can seek increase gathering volumes and also has potential drop-down assets from its general partner. Furthermore, NBLX announced earnings for the first, second and third quarters of 2017 that were above market expectations and reported successful startups of two major projects in the third calendar quarter. During the Reporting Period, we increased the Fund’s position in NBLX to maintain exposure to what we viewed as a high growth and high quality energy MLP. We also remained optimistic at the end of the Reporting Period that NBLX may be able to capitalize on its strong project execution capabilities, especially against a backdrop of improving fundamentals.

Another key contributor to the Fund’s relative returns was ONEOK Partners, L.P. (OKS), which owns and operates natural gas and natural gas liquids midstream assets, with exposure to most major basins in the U.S. During the Reporting Period, OKS announced a simplification transaction in which OKS was acquired by its general partner, ONEOK Inc. (OKE). Under the agreement, each outstanding common unit of OKS was converted to 0.985 shares of OKE common stock, representing a 22.4% premium over OKS’ closing price on January 27, 2017. The simplification transaction was well received by the market, and shares of OKS rose approximately 20% on January 31, 2017, the day of the transaction. The OKS/OKE simplification was completed on July 3, 2017. The Fund continued to hold OKE at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Antero Midstream GP LP (AMGP). AMGP is the general partner of Antero Midstream Partners LP (AM) and is a holding company with assets that include only AM common units and IDRs. The Fund’s position was established through AMGP’s IPO, as we view AM’s growth prospects as robust and consider the economic benefit of IDRs incrementally positive for potential distribution growth.

Another notable purchase during the Reporting Period was Golar LNG (GLNG), which owns and operates liquefied natural gas infrastructure, such as floating storage and regasification units and floating liquefaction vessels. We initiated the position as we believed shares of GLNG were inexpensive on a net asset value basis, and we have a positive outlook on global natural gas trade, which tends to benefit liquid natural gas infrastructure companies.

[11]	Drop-down refers to the act of a parent company selling energy MLP-qualified assets to the associated energy MLP.

PORTFOLIO RESULTS

A key sale during the Reporting Period was Kinder Morgan (KMI), a large-cap diversified pipeline company with operations in the U.S. and Canada. We sold KMI to fund the planned purchase of Kinder Morgan Canada (KML). KML has a lower leverage profile and a higher yield, which makes it more attractive for the Fund, in our view.

Additionally, we eliminated the Fund’s position in RSP Permian (RSPP), an independent oil and natural gas company focused on the exploration and development of the Permian Basin. We sold the holding as we were liquidating the Fund’s opportunistic commodity sensitive exposure (i.e., exploration and production companies, upstream[12] energy MLPs) and in the process, were realizing losses and reinvesting in midstream energy MLPs and C-corporations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund employed call options on a limited basis in an effort to enhance returns. The use of call options did not have a material impact on the Fund’s performance during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed energy MLP fundamentals were strong overall. In our opinion, increased U.S. commodity volume growth should translate into increased cash flow generation for energy infrastructure companies in the long term, just as it has historically driven energy MLP cash flow growth. We think consensus expectations for 2018 EBITDA (earnings before interest, tax, depreciation and amortization) are quite healthy, as they call for 19.2% weighted average EBITDA growth for Alerian MLP Index constituents.[13] This fundamental backdrop is coupled with what we consider cheap valuations, as measured on an enterprise value/EBITDA[14] basis and by the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury notes. By both these metrics, we believe energy MLPs are inexpensive relative to their own history as well as relative to other income-oriented asset classes, such as REITs and utilities stocks. In addition, we continue to believe the U.S. is well positioned in the global energy landscape, with growth potential across energy commodities. In our view, this makes the U.S. midstream space a compelling area in which to invest as it stands to potentially benefit from long-term secular growth trends in U.S. commodity volumes.

In terms of crude oil, we expect the market to be structurally balanced entering 2018, propelled by continued demand growth and a lack of supply growth outside the U.S. More specifically, we expect demand to increase 1.3%, by 1.3 million barrels per day, in 2018, driven primarily by increased consumption in developing economies. On the supply side, we believe OPEC will likely continue to enact disciplined supply policies in an effort to normalize global inventory levels. OPEC’s commitment is supported by its announcement near the end of the Reporting Period to extend production cuts for an additional nine months through 2018. Additionally, the absence of large capital expenditures outside of the U.S. by upstream companies has reduced the number of new crude oil projects, which, in our view, may not be enough to offset natural decline rates[15] on existing production. We expect U.S. shale production to grow and be a significant source of supply to cover a potential global supply deficit, as U.S. shale project lead times are typically much shorter than those of the rest of the world. On an annualized basis, at the end of the Reporting Period, U.S. crude oil production was up 11.3% and natural gas production was up 4.8%.[16] The number of drilled but uncompleted wells, an indicator of future production growth, was up 34.5% on an annualized basis.[17] Consistent with the U.S. Energy Information Administration, we expect U.S. crude oil production to continue growing in 2018 and beyond, as efficiency gains and technological advances allow the U.S. to be cost competitive with other global producers.

Regarding the energy MLP market, we expect investors to continue focusing on the potential of dividend sustainability, leverage/coverage ratios[18], capital market reliance, return on invested capital and corporate structure. Overall, we believe the market is well positioned to overcome the headwinds that dampened investor sentiment in 2017. First, we believe

[12]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[13]	Source: Bloomberg.

[14]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/ EBITDA is a financial ratio that measures a company’s value.

[15]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.

[16]	Source: U.S. Energy Information Administration.

[17]	Source: U.S. Department of Energy.

[18]	Leverage/coverage ratios measure a company’s ability to fulfill its financial obligations.

PORTFOLIO RESULTS

broad-based distributions cuts are largely over. In our view, while distribution policy revisions may hurt distribution growth prospects in the near term, we think it has the potential to realign distributions with contracted cash flows longer term, which may strengthen distribution coverage ratios and help increase the potential of continued dividend payments, in our view. Additionally, we believe the energy MLP market may be entering a transitional period wherein companies move toward a more self-funded model, meaning less reliance on equity issuance. We believe this trend toward fiscal responsibility is evident among the top 10 constituents of the Alerian MLP Index.

From 2017 to 2019, we anticipate capital expenditures may decline at a 17.6% compound annual growth rate, though we expect a modest increase in capital expenditures from 2017 to 2018. Also from 2017 to 2019, we expect EBITDA to grow at a 13.4% compound annual growth rate because of increased throughput volumes and project completions. In our view, declining capital expenditures, coupled with increasing EBITDA, could potentially alleviate market concerns about returns on invested capital.

Lastly, we believe investors shied away from energy MLPs during the Reporting Period due to concerns about corporate governance, as some companies paid a significant portion of their distributable cash flows to their general partners through IDRs and, thus, increased their cost of capital. That said, during the last few years, midstream energy MLPs have sought to simplify their corporate structure through consolidation and IDR restructurings. Going forward, we expect companies will continue to simplify their corporate structure through consolidation and IDR restructurings, thus lowering their overall cost of capital and improving their ability to generate returns.

Implications of Federal Tax Reform

After the end of the Reporting Period, on December 22, 2017, the President signed into law the Tax Cuts and Jobs Act, which has implications for energy MLPs and pooled investment vehicles, such as the Fund, that are structured as “C” corporations. The tax changes become effective for the Fund on December 1, 2018.

Implications for Energy MLPs. The energy MLP structure remains intact and the asset class will also preserve its tax-advantageous position relative to entities structured as “C” corporations (albeit to a slightly lesser extent). While “C” corporation investors may benefit from a reduction in the corporate tax rate, a new income tax deduction for individuals generally applicable to income from energy MLPs may benefit energy MLP investors. Negative impacts from a limit to interest deductibility are likely to be mitigated by these tax rate reductions.

Implications for “C” corporation funds. Tax alterations that may impact “C” corporation funds include the reduction in the U.S. corporate tax rate, changes with respect to the utilization of net operating losses, the repeal of the corporate alternative minimum tax and a reduction to the dividends received deduction. We note that those changes did not impact the Fund’s net asset value during the Reporting Period.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2017

PERFORMANCE REVIEW
December 1, 2016– November 30, 2017	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]
Class A	-8.35%	-6.83%
Class C	-9.15	-6.83
Institutional	-8.21	-6.83
Investor	-8.26	-6.83
Class R	-8.83	-6.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Class A	-9.63%	-2.99%	3/28/13
Class C	-6.09	-2.49	3/28/13
Institutional	-4.04	-1.38	3/28/13
Investor	-4.31	-1.54	3/28/13
Class R	-4.79	-2.04	3/28/13

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the contingent deferred sales charge for Class C Shares (1% if shares are redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
Total Annual Fund Operating Expenses
Class A	1.45%
Class C	2.20
Institutional	1.05
Investor	1.20
Class R	1.70

[4]	The expense ratios of the Fund are as set forth above according to the most recent publicly available Prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 11/30/17[5]
Holding	% of Net Assets	Line of Business
Enterprise Products Partners LP	8.2%	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	8.0	Pipeline Transportation | Petroleum
Energy Transfer Partners LP	6.1	Pipeline Transportation | Natural Gas
Plains All American Pipeline LP	6.1	Pipeline Transportation | Petroleum
Targa Resources Corp.	6.1	Gathering + Processing
MPLX LP	6.0	Gathering + Processing
The Williams Cos., Inc.	6.0	Gathering + Processing
Energy Transfer Equity LP	4.7	Pipeline Transportation | Natural Gas
Williams Partners LP	4.4	Gathering + Processing
Antero Midstream Partners LP	3.0	Gathering + Processing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND COMPOSITION†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the graph may not sum to 100% due to exclusion of other assets and liabilities. For periods shown prior to the period ended November 30, 2017, the Fund used a different sector classification methodology. Information for these prior periods have been reclassified with the Fund’s current sector classification methodology. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2017

The following graph shows the value, as of November 30, 2017, of a $1,000,000 investment made on March 28, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor and Class R Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

MLP Energy Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 28, 2013 through November 30, 2017.

Average Annual Total Return through November 30, 2017	One Year	Since Inception
Class A (Commenced March 28, 2013)
Excluding sales charges	-8.35%	-2.84%
Including sales charges	-13.41%	-4.00%

Class C (Commenced March 28, 2013)
Excluding contingent deferred sales charges	-9.15%	-3.57%
Including contingent deferred sales charges	-10.06%	-3.57%

Institutional (Commenced March 28, 2013)	-8.21%	-2.47%

Investor (Commenced March 28, 2013)	-8.26%	-2.60%

Class R (Commenced March 28, 2013)	-8.83%	-3.11%

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

November 30, 2017

Shares	Description	Value

Common Stocks – 99.1%
Gathering + Processing – 36.8%
2,432,189	Antero Midstream GP LP	$43,171,355
2,331,597	Antero Midstream Partners LP	64,235,497
3,557,599	MPLX LP	127,575,500
861,617	Noble Midstream Partners LP	42,606,961
1,020,664	ONEOK, Inc.	52,972,462
2,853,064	Rice Midstream Partners LP	59,429,323
2,948,484	Targa Resources Corp.	127,964,205
4,342,717	The Williams Cos., Inc.	126,155,929
917,218	Western Gas Partners LP	41,109,711
2,517,163	Williams Partners LP	92,379,882

		777,600,825

Other | Liquefaction* – 2.2%
976,870	Cheniere Energy, Inc.	47,202,358

Pipeline Transportation | Natural Gas – 27.9%
1,631,369	Archrock Partners LP	17,863,490
1,525,036	Boardwalk Pipeline Partners LP	20,496,484
6,133,529	Energy Transfer Equity LP	99,363,170
7,788,013	Energy Transfer Partners LP	129,358,896
7,059,566	Enterprise Products Partners LP	173,877,110
1,585,265	EQT GP Holdings LP	40,535,226
876,148	EQT Midstream Partners LP	60,121,276
973,008	TransCanada Corp.	46,668,787

		588,284,439

Pipeline Transportation | Petroleum – 30.9%
808,446	Buckeye Partners LP	37,131,925
756,634	Enbridge Energy Partners LP	11,061,989
1,289,780	Enbridge, Inc.	48,636,048
2,526,794	Magellan Midstream Partners LP	169,295,198
750,700	Pembina Pipeline Corp.	26,143,434
1,021,792	Phillips 66 Partners LP	47,881,173
6,579,892	Plains All American Pipeline LP	128,307,894
2,147,097	Plains GP Holdings LP Class A*	44,208,727
1,605,847	SemGroup Corp. Class A	38,540,328
1,717,032	Shell Midstream Partners LP	46,445,715
1,324,204	Valero Energy Partners LP	55,033,918

		652,686,349

Regasification – 1.3%
1,078,149	Golar LNG Ltd.	26,641,062

TOTAL COMMON STOCKS
(Cost $2,159,242,509)		$2,092,415,033

Shares	Distribution Rate	Value

Investment Company(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
146	0.971%	$146
(Cost $146)

TOTAL INVESTMENTS — 99.1%
(Cost 2,159,242,655)		$2,092,415,179

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		18,154,828

NET ASSETS — 100.0%		$2,110,570,007

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

November 30, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $2,159,242,509)	$2,092,415,033
Investments of affiliated issuers, at value (cost $146)	146
Cash	1,375,778
Prepaid state and local franchise taxes	6,750
Receivables:
Investments sold	45,318,321
Fund shares sold	5,043,490
Current taxes	6,324,175
Dividends	1,377,196
Foreign tax reclaims	71,879
Other assets	916
Total assets	2,151,933,684

Liabilities:
Payables:
Fund shares redeemed	19,235,529
Investments purchased	16,953,274
Management fees	1,665,827
Distribution and service fees and transfer agent fees	246,691
Deferred taxes, net	2,714,950
Accrued expenses	547,406
Total liabilities	41,363,677

Net Assets:
Paid-in capital	2,886,482,190
Distributions in excess of net investment loss, net of taxes	(72,096,035)
Accumulated net realized loss, net of taxes	(636,644,451)
Net unrealized loss, net of taxes	(67,171,697)
NET ASSETS	$2,110,570,007
Net Assets:
Class A	$115,466,749
Class C	124,290,857
Institutional	1,711,828,727
Investor(b)	156,974,367
Class R	2,009,307
Total Net Assets	$2,110,570,007
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	16,971,182
Class C	19,002,444
Institutional	246,285,442
Investor(b)	22,758,362
Class R	299,309
Net asset value, offering and redemption price per share:(a)
Class A	$6.80
Class C	6.54
Institutional	6.95
Investor(b)	6.90
Class R	6.71

(a)	Maximum public offering price per share for Class A Shares is $7.20. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(b)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Fiscal Year Ended November 30, 2017

Investment income:
Dividends (net of tax withholding of $566,111)	$135,865,831
Dividends — affiliated issuers	3,946
Less: Return of Capital on Dividends	(121,365,812)
Total investment income	14,503,965

Expenses:
Management fees	22,844,030
Distribution and Service fees(a)	2,054,619
Transfer Agency fees(a)	1,752,248
Printing and mailing costs	365,101
Professional fees	232,175
Custody, accounting and administrative services	181,250
Registration fees	177,711
Franchise Tax expense	157,408
Trustee fees	21,869
Other	170,832
Total operating expenses, before income taxes	27,957,243
Less — expense reductions	(996)
Net operating expenses, before income taxes	27,956,247
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(13,452,282)
Deferred tax expense	(147,941)
NET INVESTMENT LOSS, NET OF TAXES	(13,600,223)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	133,723,749
Purchased options	(5,031,564)
Foreign currency transactions	(277,242)
Deferred tax expense	(2,309,522)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(320,467,988)
Foreign currency translation	43,873
Deferred tax expense	(257,486)
Net realized and unrealized loss, net of taxes	(194,576,180)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(208,176,403)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor(b)	Class R
$459,707	$1,585,444	$9,468	$345,008	$296,494	$768,481	$338,735	$3,530

(b)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2017	For the Fiscal Year Ended November 30, 2016
From operations:
Net investment loss, net of taxes	$(13,600,223)	$(16,095,781)
Net realized gain (loss), net of taxes	126,105,421	(354,633,339)
Net change in unrealized gain (loss), net of taxes	(320,681,601)	634,392,159
Net increase (decrease) in net assets resulting from operations	(208,176,403)	263,663,039

Distributions to shareholders:
From net investment income
Class A Shares	(1,141,834)	—
Class C Shares	(1,033,882)	—
Institutional Shares	(12,138,098)	—
Investor Shares(a)	(1,110,454)	—
Class R Shares	(12,530)	—
From capital
Class A Shares	(8,955,501)	(18,238,926)
Class C Shares	(8,108,814)	(10,724,380)
Institutional Shares	(95,200,104)	(97,790,942)
Investor Shares(a)	(8,709,384)	(6,501,584)
Class R Shares	(98,279)	(113,559)
Total distributions to shareholders	(136,508,880)	(133,369,391)

From share transactions:
Proceeds from sales of shares	979,004,144	1,440,215,872
Reinvestment of distributions	132,465,083	130,132,811
Cost of shares redeemed	(1,070,822,446)	(1,074,372,651)
Net increase in net assets resulting from share transactions	40,646,781	495,976,032
TOTAL INCREASE (DECREASE)	(304,038,502)	626,269,680

Net assets:
Beginning of year	2,414,608,509	1,788,338,829
End of year	$2,110,570,007	$2,414,608,509
Distributions in excess of net investment loss, net of taxes	$(72,096,035)	$(43,059,014)

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From return of capital	Total distributions
FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2017 - A	$7.88	$(0.07)	$(0.57)	$(0.64)	$(0.05)	$(0.39)	$(0.44)
2017 - C	7.65	(0.12)	(0.55)	(0.67)	(0.05)	(0.39)	(0.44)
2017 - Institutional	8.02	(0.03)	(0.60)	(0.63)	(0.05)	(0.39)	(0.44)
2017 - Investor(f)	7.97	(0.05)	(0.58)	(0.63)	(0.05)	(0.39)	(0.44)
2017 - R	7.81	(0.08)	(0.58)	(0.66)	(0.05)	(0.39)	(0.44)
2016 - A	7.62	(0.06)	0.80	0.74	—	(0.48)	(0.48)
2016 - C	7.46	(0.12)	0.79	0.67	—	(0.48)	(0.48)
2016 - Institutional	7.70	(0.05)	0.85	0.80	—	(0.48)	(0.48)
2016 - Investor(f)	7.67	(0.04)	0.82	0.78	—	(0.48)	(0.48)
2016 - R	7.56	(0.09)	0.82	0.73	—	(0.48)	(0.48)
2015 - A	11.98	(0.05)	(3.82)	(3.87)	—	(0.49)	(0.49)
2015 - C	11.83	(0.12)	(3.76)	(3.88)	—	(0.49)	(0.49)
2015 - Institutional	12.06	(0.01)	(3.86)	(3.87)	—	(0.49)	(0.49)
2015 - Investor(f)	12.04	(0.03)	(3.85)	(3.88)	—	(0.49)	(0.49)
2015 - R	11.93	0.18	(4.06)	(3.88)	—	(0.49)	(0.49)
2014 - A	10.81	(0.08)	1.75	1.67	(0.12)	(0.38)	(0.50)
2014 - C	10.76	(0.15)	1.72	1.57	(0.12)	(0.38)	(0.50)
2014 - Institutional	10.84	(0.01)	1.73	1.72	(0.12)	(0.38)	(0.50)
2014 - Investor(f)	10.83	(0.02)	1.73	1.71	(0.12)	(0.38)	(0.50)
2014 - R	10.79	(0.11)	1.75	1.64	(0.12)	(0.38)	(0.50)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - A(g)	10.00	(0.07)	1.27	1.20	—	(0.39)	(0.39)
2013 - C(g)	10.00	(0.06)	1.21	1.15	—	(0.39)	(0.39)
2013 - Institutional(g)	10.00	(0.01)	1.24	1.23	—	(0.39)	(0.39)
2013 - Investor(f) (g)	10.00	(0.05)	1.27	1.22	—	(0.39)	(0.39)
2013 - R(g)	10.00	(0.06)	1.24	1.18	—	(0.39)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/ (benefit) for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(g)	Commenced operations on March 28, 2013.
(h)	Annualized with the exception of tax expenses.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

			Ratio of Expenses to Average Net Assets								Ratio of Investment Income (Loss) to Average Net Assets
Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	After expense reimbursements and tax (benefit)/ expense(c)		Before expense reimbursements and after tax (benefit)/ expense(c)		Net of expense reimbursements and before tax (benefit)/ expense		Before expense reimbursements and tax (benefit)/ expense		After expense reimbursements and tax benefit/ (expense)(d)		Net of expense reimbursements and before tax benefit/ (expense)		Before expense reimbursements and tax benefit/ (expense)		Portfolio turnover rate(e)

$6.80	(8.35)%	$115,467	1.52%		1.52%		1.42%		1.42%		(0.85)%		(0.85)%		(0.85)%		42%
6.54	(9.15)	124,291	2.28		2.28		2.17		2.17		(1.60)		(1.59)		(1.59)		42
6.95	(8.21)	1,711,829	1.14		1.14		1.03		1.03		(0.42)		(0.41)		(0.41)		42
6.90	(8.26)	156,974	1.29		1.29		1.17		1.17		(0.63)		(0.61)		(0.61)		42
6.71	(8.83)	2,009	1.77		1.77		1.68		1.68		(1.06)		(1.07)		(1.07)		42
7.88	10.23	289,689	1.45		1.45		1.45		1.45		(0.87)		(0.87)		(0.88)		104
7.65	9.49	170,575	2.20		2.21		2.20		2.21		(1.63)		(1.63)		(1.63)		104
8.02	10.92	1,830,614	1.05		1.05		1.05		1.05		(0.69)		(0.69)		(0.69)		104
7.97	10.69	121,705	1.20		1.20		1.20		1.20		(0.60)		(0.60)		(0.61)		104
7.81	10.18	2,026	1.70		1.70		1.70		1.70		(1.23)		(1.23)		(1.24)		104
7.62	(33.27)	292,686	(0.38)		(0.38)		1.42		1.42		(0.57)		(0.53)		(0.54)		96
7.46	(33.79)	173,427	0.37		0.38		2.17		2.18		(1.27)		(1.23)		(1.23)		96
7.70	(33.05)	1,225,024	(0.78)		(0.78)		1.02		1.02		(0.10)		(0.06)		(0.06)		96
7.67	(33.13)	95,825	(0.63)		(0.63)		1.17		1.17		(0.32)		(0.28)		(0.28)		96
7.56	(33.50)	1,376	(0.11)		(0.11)		1.69		1.69		1.97		2.01		2.01		96
11.98	15.59	513,722	3.57		3.57		1.46		1.46		(0.56)		(0.61)		(0.61)		25
11.83	14.61	241,841	4.32		4.32		2.21		2.21		(1.19)		(1.24)		(1.24)		25
12.06	15.91	1,613,322	3.17		3.17		1.06		1.06		(0.06)		(0.11)		(0.11)		25
12.04	15.73	178,966	3.32		3.32		1.21		1.21		(0.10)		(0.15)		(0.15)		25
11.93	15.23	96	3.82		3.84		1.71		1.73		(0.89)		(0.93)		(0.95)		25

10.81	12.12	51,363	9.36	(h)	9.71	(h)	1.51	(h)	1.86	(h)	(1.00	)(h)	(1.23	)(h)	(1.63	)(h)	96
10.76	11.71	20,112	10.11	(h)	10.45	(h)	2.26	(h)	2.60	(h)	(0.90	)(h)	(1.14	)(h)	(1.54	)(h)	96
10.84	12.53	206,886	8.95	(h)	9.50	(h)	1.11	(h)	1.66	(h)	(0.17	)(h)	(0.40	)(h)	(1.03	)(h)	96
10.83	12.42	12,229	9.11	(h)	9.49	(h)	1.26	(h)	1.64	(h)	(0.72	)(h)	(0.96	)(h)	(1.39	)(h)	96
10.79	12.02	32	9.59	(h)	10.13	(h)	1.75	(h)	2.29	(h)	(0.86	)(h)	(1.09	)(h)	(1.71	)(h)	96

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

November 30, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering five classes of shares — Class A, Class C, Institutional, Investor and Class R Shares. Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor and Class R are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total investment income actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (35% as of November 30, 2017) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standards Codification 740, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds – Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy.

i.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of November 30, 2017:

MLP ENERGY INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$2,092,415,033	$—	$—
Investment Company	146	—	—
Total	$2,092,415,179	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended November 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2017

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

MLP Energy Infrastructure Fund
Risk	Statement of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Equity	Purchased Options	$(5,031,564)	1

(a)	Average number of contracts is based on the average of month end balances for the period ended November 30, 2017.

5. TAXATION

As of November 30, 2017, the highest marginal federal income tax rate for a corporation was 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. The Goldman Sachs MLP Energy Infrastructure Fund reevaluated its blended state income tax rate, increasing the rate from 1.80% to 1.83%, due to anticipated state apportionment of income and gains.

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$(71,878,659)	(35.00)%
State income taxes, net of federal benefit	(3,758,227)	(1.83)%
Change in estimated state deferred rate	(168,420)	(0.08)%
Effect of permanent differences	(3,150,932)	(1.53)%
Other Adjustments	3,161,349	1.54%
Valuation Allowance	78,509,839	38.23%
Total deferred income tax expense, net	$2,714,950	1.33%

As of November 30, 2017, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$24,944,248
Net operating loss carryforward	37,055,283
Capital loss carryforward (tax basis)	261,200,232
Other tax assets	116,638
Valuation Allowance	(285,553,864)
Total Deferred Tax Assets	$37,762,537
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(40,477,487)
Total Deferred Tax Liabilities	$(40,477,487)

At November 30, 2017, Goldman Sachs MLP Energy Infrastructure Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2016	$4,592,082	November 30, 2036
November 30, 2017	$96,019,601	November 30, 2037

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. TAXATION (continued)

At November 30, 2017, Goldman Sachs MLP Energy Infrastructure Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$421,172,166	November 30, 2020
November 30, 2016	$288,032,916	November 30, 2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $285,553,864 of a valuation allowance as of November 30, 2017.

For the fiscal year ended November 30, 2017, components of the Fund’s current and deferred tax expense were as follows:

	Current	Deferred	Total
Federal	$—	$(71,847,829)	$(71,847,829)
State	$—	$(3,947,060)	$(3,947,060)
Valuation Allowance	$—	$78,509,839	$78,509,839
Total	$—	$2,714,950	$2,714,950

For the fiscal year ended November 30, 2017, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. As of November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes were as follows:

Tax Cost	$2,050,162,042
Gross unrealized gain	207,764,126
Gross unrealized loss	(165,510,989)
Net unrealized security gain	$42,253,137

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2017, the Fund distributions are estimated to be comprised of 11.31% from taxable income and 88.69% from return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2018. The Fund’s tax periods ended November 30, 2014 through November 30, 2016 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

6. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2017

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended November 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.93%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Goldman Sachs MLP Energy Infrastructure Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended November 30, 2017, GSAM waived $698 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2017, Goldman Sachs advised that it retained $58,284 and $1, respectively.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 28, 2017, Goldman Sachs charged a transfer agency fee at the rate of 0.19% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

6. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064% respectively. These Other Expense limitations will remain in place through at least March 30, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the fiscal year ended November 30, 2017. For the fiscal year ended November 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were $298.

G.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

An investment by the Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which the Fund is an affiliate for the fiscal year ended November 30, 2017:

Name of Affiliated Issuer*	Beginning Value as of November 30, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Issuer	Net Change in Unrealized Appreciation (Depreciation)	Ending Value as of November 30, 2017	Shares as of November 30, 2017	Dividend Income
Noble Midstream Partners LP	$25,986,738	$14,556,537	$(15,457,078)	$6,802,956	$10,717,808	$42,606,961	861,617	$1,442,951

*	Security held was no longer affiliated as of November 30, 2017.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the fiscal year ended November 30, 2017:

Underlying Fund	Beginning Value as of November 30, 2016	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2017	Shares as of November 30, 2017	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$74,813,426	$(74,813,280)	$146	146	$3,946

The Fund may purchase securities from, or sell securities to, an affiliate provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the the fiscal year ended November 30, 2017, the purchase and sale transactions for the Fund with an affiliate in compliance with Rule 17a-7 under the Act were $663,861 and $0, respectively.

H.  Line of Credit Facility — As of November 30, 2017, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2017, the Fund did not have any borrowings under the facility.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2017

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2017 were $1,012,353,592 and $1,010,158,806 respectively.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls (including repatriation restrictions), confiscations, and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic and Sector Risk —The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

8. OTHER RISKS (continued)

negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risk — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risk — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (a maximum rate of 35% as of November 30, 2017), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

November 30, 2017

8. OTHER RISKS (continued)

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (35% as of November 30, 2017) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

On December 22, 2017, subsequent to the Statement of Assets and Liabilities date, the Tax Cuts and Jobs Act was signed into law. This U.S. federal tax legislation reduces the general statutory U.S. federal corporate income tax rate from 35% to 21%, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax, and makes other changes which may have effects on the Fund. These changes may affect the Fund’s daily estimates of its current taxes and deferred tax liability and/or asset balances used in the calculation of its daily NAV. The Fund will be evaluating this tax legislation for its potential effects on these estimates and for its potential effects on the amounts of income taxes actually incurred. This recent tax legislation may also affect information provided to the Fund by MLPs, information that may not be provided to the Fund on a timely basis. As disclosed above, the daily estimate of current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, which may have a material impact on the Fund’s NAV. The Fund may modify its estimates and assumptions regarding its current taxes and deferred tax liability and/or asset balances as this evaluation of the tax legislation occurs and as new information regarding the legislation or other matters becomes available, such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2017		For the Fiscal Year Ended November 30, 2016

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,435,902	$50,728,452	19,831,193	$138,725,890
Reinvestment of distributions	1,287,672	9,996,736	2,508,169	18,138,256
Shares redeemed	(27,493,978)	(223,929,805)	(24,031,529)	(172,858,795)
	(19,770,404)	(163,204,617)	(1,692,167)	(15,994,649)
Class C Shares
Shares sold	2,857,145	21,967,962	5,735,999	39,814,307
Reinvestment of distributions	1,241,290	9,118,987	1,512,334	10,682,294
Shares redeemed	(7,381,324)	(54,368,267)	(8,208,192)	(57,489,914)
	(3,282,889)	(23,281,318)	(959,859)	(6,993,313)
Institutional Shares
Shares sold	95,245,102	750,496,006	166,878,279	1,185,623,216
Reinvestment of distributions	13,396,775	103,420,517	12,801,180	94,697,321
Shares redeemed	(90,734,671)	(696,855,312)	(110,314,380)	(783,903,272)
	17,907,206	157,061,211	69,365,079	496,417,265
Investor Shares
Shares sold	18,570,727	154,756,938	10,227,684	75,398,221
Reinvestment of distributions	1,291,162	9,818,361	885,856	6,501,381
Shares redeemed	(12,372,308)	(94,779,683)	(8,330,386)	(59,853,292)
	7,489,581	69,795,616	2,783,154	22,046,310
Class R Shares
Shares sold	136,670	1,054,786	98,214	654,238
Reinvestment of distributions	14,880	110,482	15,756	113,559
Shares redeemed	(111,758)	(889,379)	(36,480)	(267,378)
	39,792	275,889	77,490	500,419
NET INCREASE	2,383,286	$40,646,781	69,573,697	$495,976,032

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs MLP Energy Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”), a fund of the Goldman Sachs Trust, at November 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 19, 2018

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, and Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, and Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 through November 30, 2017, which represents a period of 183 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/17	Ending Account Value 11/30/17		Expenses Paid for the 6 months ended 11/30/17*
Class A
Actual	$1,000.00	$924.20		$6.85
Hypothetical 5% return	1,000.00	1,017.95	+	7.18
Class C
Actual	1,000.00	920.10		10.49
Hypothetical 5% return	1,000.00	1,014.14	+	11.01
Institutional
Actual	1,000.00	925.60		4.97
Hypothetical 5% return	1,000.00	1,019.90	+	5.22
Investor
Actual	1,000.00	925.10		5.69
Hypothetical 5% return	1,000.00	1,019.15	+	5.97
Class R
Actual	1,000.00	921.90		8.09
Hypothetical 5% return	1,000.00	1,016.64	+	8.49

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2017. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R
MLP Energy Infrastructure+	1.42%	2.18%	1.03%	1.18%	1.68%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on the Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed the Fund’s benchmark index for the three-year period ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2018.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 117039-OTU-680962 MLPEIAR-18/24K

Goldman Sachs Funds

Annual Report	November 30, 2017

MLP & Energy Fund

Goldman Sachs MLP & Energy Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP & ENERGY FUND

What Differentiates Goldman Sachs’ MLP & Energy Fund Investment Process?

With a quality-oriented approach, the MLP & Energy Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in securities structured as C-Corporations, or Master Limited Partnerships (“MLPs”), providing us exposure to energy infrastructure assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 12 years of investment experience.

∎	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

1

PORTFOLIO RESULTS

Goldman Sachs MLP & Energy Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. and non-U.S. equity or fixed income securities issued by master limited partnerships (“MLPs”) and energy companies. The Fund’s MLP investments may include: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. The Fund may also invest up to 20% of its Net Assets in non-energy investments, including equity and fixed income securities of U.S. and non-U.S. companies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP & Energy Fund’s (the “Fund”) performance and positioning for the period since its inception on September 29, 2017 through November 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of -3.93%, -4.04%, -3.87%, -3.90%, -3.97% and -3.87%, respectively. These returns compare to the -5.43% cumulative total return of the Alerian MLP Index. The Alerian MLP Index is a leading measure of energy master limited partnerships (“MLPs”).[1]

Q	How did energy MLPs overall perform during the Reporting Period?

A	Energy MLPs, as represented by the Alerian MLP Index, generated a return of -5.43% during the Reporting Period. The performance of energy MLPs was influenced by conditions in energy markets as well as by investor concerns about distribution policies and equity issuance.

In energy markets, crude oil prices were volatile during the Reporting Period. However, fundamentals showed signs of improvement, triggering a rally in Brent crude oil prices, a gauge of international oil prices, and West Texas Intermediate (“WTI”) crude oil prices. The rally was driven by robust demand growth and a reduction in non-U.S. supply, which was further supported by the Organization of the Petroleum Exporting Countries’ (“OPEC”) nine-month extension of its production limits through the end of 2018. In November 2017, WTI crude oil prices reached a peak of $58.95 per barrel, marking their highest price level since July 2015 and easing a prolonged period of suppressed prices.[2] Natural gas prices also rebounded from previous weakness during the Reporting Period, as the price of natural gas liquids, led by propane, rose on strong international demand.

During the Reporting Period, a few high-profile energy MLPs revised their distribution policies and issued large amounts of equity, which we believe sparked investor concerns about the potential of dividend sustainability over the longer term, returns on invested capital and increasing costs of capital associated with energy MLP corporate structures (as related to incentive distribution rights[3] (“IDRs”)). These concerns weighed heavily on market sentiment and led energy MLP performance to decouple from crude oil prices, hindering energy MLPs’ ability to participate in the broader rally in crude oil prices.

Energy MLPs also experienced increased merger and acquisition activity, led by consolidation and simplification transactions.[4] Consolidation transactions increased as

[1]	Source: Alerian. The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	Source: Bloomberg.

[3]	Incentive distribution rights allow a general partner to receive incrementally larger percentages of an energy MLP’s total distributions as the energy MLP grows the distribution beyond established targets.

[4]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

2

PORTFOLIO RESULTS

companies sought to gain exposure to the most productive and high growth areas, such as the Permian Basin. However, an increase in Permian Basin projects left investors focused on competition levels and overbuild concerns, raising questions around what they expected for returns on capital spent. Simplification transactions also continued, with general partners completing IDR restructurings that led to lower costs of capital and improved growth profiles for underlying limited partners.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection and the macro environment in the commodity markets drove the Fund’s performance during the Reporting Period.

In terms of its exposures, the Fund was helped most by its positions in the liquefaction and regasification subsectors.[5] Both subsectors benefited from strong demand for liquefied natural gas from China and India, which sought to increase supply in advance of their heating seasons. On the other hand, the Fund was negatively affected by its positions in the petroleum pipeline transportation and the natural gas pipeline transportation subsectors, as volatility increased the dispersion of individual stock returns, especially in names that had greater commodity price exposure. Petroleum pipeline transportation was the Fund’s worst-performing subsector, with security selection detracting most from returns. The natural gas pipeline subsector, which is highly sensitive to natural gas prices, also hampered Fund returns. Natural gas prices experienced weather-related volatility in November 2017, rallying at the beginning of the month on the back of strong demand estimates and then falling after a warmer than consensus expected weather forecast for December.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Cheniere Energy and Golar LNG contributed positively to relative returns.

Cheniere Energy (LNG), the Fund’s top contributor, owns and operates liquefied natural gas receiving terminals and liquefied natural gas transportation pipelines. During the Reporting Period, the company announced the completion of Train 4 of the Sabine Pass liquefaction project, leading its stock price to rise. LNG also advanced on strong shipment numbers from the Sabine Pass terminal. Robust liquefied natural gas demand from China and India further boosted investor sentiment. At the end of the Reporting Period, the Fund maintained a position in LNG as we believed the company was well positioned to further benefit from increasing liquefied natural gas demand and improving fundamentals.

Another notable contributor to the Fund’s relative returns was Golar LNG (GLNG), an independent owner and operator of liquefied natural gas infrastructure. GLNG also started to develop floating liquefied natural gas vessels. GLNG’s share price appreciated during the Reporting Period, driven primarily by positive news regarding the conversion of the Hilli Episeyo (“the Hilli”) into a floating gas treatment and liquefaction vessel. GLNG agreed to acquire the Hilli in August 2017, and the conversion process progressed faster than the market expected. Investors expected the innovative concept to provide GLNG with a competitive edge over its peers. The Fund continued to hold GLNG at the end of the Reporting Period, as we believed the company was well positioned to profit from increasing global demand for liquefied natural gas.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, Kinder Morgan and Enbridge detracted from the Fund’s relative performance.

Kinder Morgan (KMI), a pipeline transportation and energy storage company, was a top detractor from returns during the Reporting Period. In October 2017, KMI announced a possible delay of nine months for the completion of its Trans Mountain Pipeline System Expansion Project, which is supposed to transport crude oil across Canada but which faces some opposition from certain stakeholders. KMI’s share price suffered because investors were concerned about possible regulatory delays and legal challenges. At the end of the Reporting Period, the Fund maintained a position in KMI, as we believed the company offers compelling fundamentals and is likely to benefit from the completion of its Trans Mountain Pipeline System Expansion.

The Fund’s investment in Enbridge (ENB) also detracted from performance. ENB operates a crude oil and liquids pipeline system to provide energy transportation and distribution services. ENB’s stock price declined when the company announced earnings that missed consensus expectations of earnings per share. In our view, the earnings

[5]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

3

PORTFOLIO RESULTS

miss can be partially attributed to low natural gas prices, which hurt a substantial part of ENB’s business. Despite headlines that some projects, which were entering service, could support the company’s overall growth targets, the news did not entirely offset the stock’s initial drop after the earnings announcement. In addition, another key risk for ENB has been its relatively high leverage compared to the rest of the sector, especially since it acquired Spectra Energy Partners (SEP) in 2016. At the end of the Reporting Period, the Fund continued to hold ENB, since we believed the company remains attractive from a fundamental standpoint and is likely to lower its leverage going forward.

Q	Were there any notable purchases or sales during the Reporting Period?

A	As the Fund launched on September 29, 2017, it was not a matter of making changes during the Reporting Period but rather of building the portfolio.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed energy MLP fundamentals were strong overall. In our opinion, increased U.S. commodity volume growth should translate into increased cash flow generation for energy infrastructure companies in the long term, just as it has historically driven energy MLP cash flow growth. We think consensus expectations for 2018 EBITDA (earnings before interest, tax, depreciation and amortization) are quite healthy, as they call for 19.2% weighted average EBITDA growth for Alerian MLP Index constituents.[6] This fundamental backdrop is coupled with what we consider cheap valuations, as measured on an enterprise value/EBITDA[7] basis and by the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury notes. By both these metrics, we believe energy MLPs are inexpensive relative to their own history as well as relative to other income-oriented asset classes, such as REITs and utilities stocks. In addition, we continue to believe the U.S. is well positioned in the global energy landscape, with growth potential across energy commodities. In our view, this makes the U.S. midstream[8] space a compelling area in which to invest as it stands to potentially benefit from long-term secular growth trends in U.S. commodity volumes.

In terms of crude oil, we expect the market to be structurally balanced entering 2018, propelled by continued demand growth and a lack of supply growth outside the U.S. More specifically, we expect demand to increase 1.3%, by 1.3 million barrels per day, in 2018, driven primarily by increased consumption in developing economies. On the supply side, we believe OPEC will likely continue to enact disciplined supply policies in an effort to normalize global inventory levels. OPEC’s commitment is supported by its announcement near the end of the Reporting Period to extend production cuts for an additional nine months through 2018. Additionally, the absence of large capital expenditures outside of the U.S. by upstream companies has reduced the number of new crude oil projects, which, in our view, may not be enough to offset natural decline rates[9] on existing production. We expect U.S. shale production to grow and be a significant source of supply to cover a potential global supply deficit, as U.S. shale project lead times are typically much shorter than those of the rest of the world. On an annualized basis, at the end of the Reporting Period, U.S. crude oil production was up 11.3% and natural gas production was up 4.8%.[10] The number of drilled but uncompleted wells, an indicator of future production growth, was up 34.5% on an annualized basis.[11] Consistent with the U.S. Energy Information Administration, we expect U.S. crude oil production to continue growing in 2018 and beyond, as efficiency gains and technological advances allow the U.S. to be cost competitive with other global producers.

Regarding the energy MLP market, we expect investors to continue focusing on the potential of dividend sustainability, leverage/coverage ratios[12], capital market reliance, return on invested capital and corporate structure. Overall, we believe

[8]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

[9]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.

[10]	Source: U.S. Energy Information Administration.

[11]	Source: U.S. Department of Energy.

[12]	Leverage/coverage ratios measure a company’s ability to fulfill its financial obligations.

4

[6]	Source: Bloomberg.

[7]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. Enterprise value/ EBITDA is a financial ratio that measures a company’s value.

PORTFOLIO RESULTS

the market is well positioned to overcome the headwinds that dampened investor sentiment in 2017. First, we believe broad- based distributions cuts are largely over. In our view, while distribution policy revisions may hurt distribution growth prospects in the near term, we think it has the potential to realign distributions with contracted cash flows longer term, which should strengthen distribution coverage ratios and help increase the potential of continued dividend payments, in our view. Additionally, we believe the energy MLP market may be entering a transitional period wherein companies move toward a more self-funded model, meaning less reliance on equity issuance. We believe this trend toward fiscal responsibility is evident among the top 10 constituents of the Alerian MLP Index.

From 2017 to 2019, we anticipate capital expenditures may decline at a 17.6% compound annual growth rate, though we expect a modest increase in capital expenditures from 2017 to 2018. Also from 2017 to 2019, we expect EBITDA to grow at a 13.4% compound annual growth rate because of increased throughput volumes and project completions. In our view, declining capital expenditures, coupled with increasing EBITDA, could potentially alleviate market concerns about returns on invested capital.

Lastly, we believe investors shied away from energy MLPs during the Reporting Period due to concerns about corporate governance, as some companies paid a significant portion of their distributable cash flows to their general partners through IDRs and, thus, increased their cost of capital. That said, during the last few years, midstream energy MLPs have sought to simplify their corporate structure through consolidation and IDR restructurings. Going forward, we expect companies will continue to simplify their corporate structure through consolidation and IDR restructurings, thus lowering their overall cost of capital and improving their ability to generate returns.

5

FUND BASICS

Goldman Sachs MLP & Energy Fund

as of November 30, 2017

PERFORMANCE REVIEW
September 29, 2017–November 30, 2017	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]
Class A	-3.93%	-5.43%
Class C	-4.04	-5.43
Institutional	-3.87	-5.43
Investor	-3.90	-5.43
Class R	-3.97	-5.43
Class R6	-3.87	-5.43

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Total Annual Fund Operating Expenses After Expense Limitation	Total Annual Fund Operating Expenses
Class A	1.49%	2.78%
Class C	2.24	3.53
Institutional	1.10	2.39
Investor	1.24	2.53
Class R	1.74	3.03
Class R6	1.09	2.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least September 29, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 11/30/17[5]
Holding	% of Net Assets	Line of Business
Enbridge, Inc.	7.4%	Pipeline Transportation | Petroleum
Targa Resources Corp.	7.3	Gathering + Processing
The Williams Cos., Inc.	7.3	Gathering + Processing
Pembina Pipeline Corp.	7.2	Pipeline Transportation | Petroleum
TransCanada Corp.	7.0	Pipeline Transportation | Natural Gas
Plains GP Holdings LP Class A	5.4	Pipeline Transportation | Petroleum
Kinder Morgan, Inc.	5.3	Pipeline Transportation | Natural Gas
ONEOK, Inc.	4.8	Gathering + Processing
Enterprise Products Partners LP	4.7	Pipeline Transportation | Natural Gas
Cheniere Energy, Inc.	4.6	Other | Liquefaction

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND SECTOR ALLOCATIONS[6]
As of November 30, 2017

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

8

GOLDMAN SACHS MLP & ENERGY FUND

Schedule of Investments

November 30, 2017

Shares	Description	Value
Common Stocks – 100.5%
Gathering + Processing – 26.2%
3,276	Antero Midstream GP LP	$58,149
1,619	Antero Midstream Partners LP	44,603
2,594	MPLX LP	93,021
2,638	ONEOK, Inc.	136,912
4,870	Targa Resources Corp.	211,358
7,252	The Williams Cos., Inc.	210,671

		754,714

Other | Liquefaction* – 4.6%
2,755	Cheniere Energy, Inc.	133,122

Pipeline Transportation | Natural Gas – 33.9%
6,838	Energy Transfer Equity LP	110,776
6,873	Energy Transfer Partners LP	114,160
5,525	Enterprise Products Partners LP	136,081
6,209	Inter Pipeline Ltd.	130,422
4,655	Keyera Corp.	131,191
8,851	Kinder Morgan, Inc.	152,503
4,195	TransCanada Corp.	201,207

		976,340

Pipeline Transportation | Petroleum – 31.8%
4,705	Enbridge Energy Management LLC*	63,517
5,661	Enbridge, Inc.	213,469
1,780	Magellan Midstream Partners LP	119,260
5,935	Pembina Pipeline Corp.	206,689
7,625	Plains GP Holdings LP Class A	156,999
2,824	SemGroup Corp. Class A	67,776
1,694	Shell Midstream Partners LP	45,823
1,059	Valero Energy Partners LP	44,012

		917,545

Power Generation – 1.7%
1,263	NextEra Energy Partners LP	49,295

Regasification – 2.3%
2,716	Golar LNG Ltd.	67,112

TOTAL COMMON STOCKS
(Cost $3,007,750)		$2,898,128

Shares	Distribution Rate	Value
Investment Company(a) – 4.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
125,436	0.971%	$125,436
(Cost $125,436)

TOTAL INVESTMENTS – 104.8%
(Cost $3,133,186)		$3,023,564

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%		(138,877)

NET ASSETS – 100.0%		$2,884,687

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Assets and Liabilities

November 30, 2017

Assets:
Investments of unaffiliated issuers, at value (cost $3,007,750)	$2,898,128
Investments of affiliated issuers, at value (cost $125,436)	125,436
Cash	43,508
Receivables:
Deferred offering costs	216,425
Reimbursement from investment adviser	69,797
Dividends	4,307
Total assets	3,357,601

Liabilities:
Payables:
Offering expense	257,600
Investments purchased	111,030
Organization costs	12,000
Management fees	2,355
Distribution and Service fees and Transfer Agency fees	184
Accrued expenses	89,745
Total liabilities	472,914

Net Assets:
Paid-in capital	3,007,483
Distributions in excess of net investment income	(80)
Accumulated net realized loss	(13,053)
Net unrealized loss	(109,663)
NET ASSETS	$2,884,687
Net Assets:
Class A	$48,050
Class C	47,991
Institutional	2,644,463
Investor	48,070
Class R	48,031
Class R6	48,082
Total Net Assets	$2,884,687
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,035
Class C	5,029
Institutional	277,092
Investor	5,037
Class R	5,033
Class R6	5,038
Net asset value, offering and redemption price per share: (a)
Class A	$9.54
Class C	9.54
Institutional	9.54
Investor	9.54
Class R	9.54
Class R6	9.54

(a)	Maximum public offering price per share for Class A Shares is $10.10. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Operations

For the Period Ended November 30, 2017(a)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $877)	$10,082
Dividends — affiliated issuers	88
Total investment income	10,170

Expenses:
Professional fees	44,054
Amortization of offering costs	42,575
Printing and mailing costs	20,000
Registration fees	13,000
Organization costs	12,000
Custody, accounting and administrative services	9,006
Trustee fees	7,080
Management fees	4,776
Transfer Agency fees(b)	233
Distribution and Service fees(b)	140
Other	1,000
Total expenses	153,864
Less — expense reductions	(148,424)
Net expenses	5,440
NET INVESTMENT INCOME	4,730

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(13,053)
Foreign currency transactions	2,669
Net unrealized gain (loss) on:
Investments — unaffiliated issuers	(109,622)
Foreign currency translation	(41)
Net realized and unrealized loss	(120,047)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(115,317)

(a)	Commenced operations on September 29, 2017.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class R	Investor	Class R6
$20	$80	$40	$14	$14	$175	$14	$14	$2

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP & ENERGY FUND

Statement of Changes in Net Assets

For the Period Ended November 30, 2017(a)

From operations:
Net investment income	$4,730
Net realized loss	(10,384)
Net unrealized loss	(109,663)
Net decrease in net assets resulting from operations	(115,317)

Distributions to shareholders:
From net investment income
Class A Shares	(120)
Class C Shares	(100)
Institutional Shares	(7,140)
Investor Shares	(126)
Class R Shares	(113)
Class R6 Shares	(130)
From return of capital
Class A Shares	(205)
Class C Shares	(172)
Institutional Shares	(12,248)
Investor Shares	(217)
Class R Shares	(194)
Class R6 Shares	(223)
Total distributions to shareholders	(20,988)

From share transactions:
Proceeds from sales of shares	3,000,089
Reinvestment of distributions	20,988
Cost of shares redeemed	(85)
Net increase in net assets resulting from share transactions	3,020,992
TOTAL INCREASE	2,884,687

Net assets:
Beginning of period	—
End of period	$2,884,687
Distributions in excess of net investment income	$(80)

(a)	Commenced operations on September 29, 2017.

12	The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS MLP & ENERGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		From Investment Operations				Distributions to Shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total Distributions
FOR THE PERIOD ENDED NOVEMBER 30, 2017
2017 - A (Commenced September 29, 2017)	$10.00	$0.01		$(0.40)	$(0.39)	$(0.03)	$(0.04)	$(0.07)
2017 - C (Commenced September 29, 2017)	10.00	—	(e)	(0.41)	(0.41)	(0.02)	(0.03)	(0.05)
2017 - Institutional (Commenced September 29, 2017)	10.00	0.02		(0.41)	(0.39)	(0.03)	(0.04)	(0.07)
2017 - Investor (Commenced September 29, 2017)	10.00	0.01		(0.40)	(0.39)	(0.03)	(0.04)	(0.07)
2017 - R (Commenced September 29, 2017)	10.00	0.01		(0.41)	(0.40)	(0.02)	(0.04)	(0.06)
2017 - R6 (Commenced September 29, 2017)	10.00	0.02		(0.41)	(0.39)	(0.03)	(0.04)	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than $0.005 per share.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP & ENERGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.54	(3.93)%	$48	1.49%	20.57%	0.64%	11%
9.54	(4.04)	48	2.24	21.32	(0.11)	11
9.54	(3.87)	2,644	1.10	20.18	1.03	11
9.54	(3.90)	48	1.24	20.32	0.89	11
9.54	(3.97)	48	1.74	20.82	0.39	11
9.54	(3.87)	48	1.09	20.17	1.04	11

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements

November 30, 2017

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP & Energy Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering six classes of shares — Class A, Class C, Institutional, Investor, Class R and Class R6 Shares. The Fund commenced operations on September 29, 2017.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid at least semi-annually, and capital gains are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses.

16

GOLDMAN SACHS MLP & ENERGY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

17

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2017

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of November 30, 2017:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
North America	$2,898,128	$—	$—
Investment Company	125,436	—	—
Total	$3,023,564	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

18

GOLDMAN SACHS MLP & ENERGY FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended November 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the period ended November 30, 2017, GSAM waived $14 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended November 30, 2017, Goldman Sachs did not retain any portion of the sales charges or CDSC for this fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

19

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2017

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least September 29, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly.

For the period ended November 30, 2017, these expense reductions, including Other Expense reimbursements, were $148,410.

G.  Other Transactions with Affiliates — For the period ended November 30, 2017, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

As of November 30, 2017, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund, respectively.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the period ended November 30, 2017:

Fund	Beginning Value as of September 29, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2017	Shares as of November 30, 2017	Dividend Income from Affiliated Investment Companies
Goldman Sachs Financial Square Government Fund	$—	$2,904,688	$(2,779,252)	$125,436	$125,436	$88

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended November 30, 2017 were $3,372,171 and $332,145, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the period ended November 30, 2017, in the amount of $20,988, was $7,729 from ordinary income and $13,259 from return of capital.

20

GOLDMAN SACHS MLP & ENERGY FUND

6. TAX INFORMATION (continued)

As of November 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(2,165)
Total capital loss carryforwards	$(2,165)
Timing differences (Post October Specified Loss Deferral/Post October Loss Deferral)	$(3,102)
Unrealized gains (losses) — net	(117,529)
Total accumulated earnings (losses) net	$(122,796)

As of November 30, 2017, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$3,141,052
Gross unrealized gain	23,672
Gross unrealized loss	(141,201)
Net unrealized security loss	$(117,529)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions, and partnership investments.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(250)	$(2,669)	$2,919

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

21

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2017

7. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Geographic and Sector Risk — The Fund focuses its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

22

GOLDMAN SACHS MLP & ENERGY FUND

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP & ENERGY FUND

	For the Period Ended November 30, 2017(a)

	Shares	Dollars

Class A Shares
Shares sold	5,001	$50,014
Reinvestment of distributions	35	325
Shares redeemed	(1)	(15)
	5,035	50,324
Class C Shares
Shares sold	5,001	50,015
Reinvestment of distributions	29	272
Shares redeemed	(1)	(15)
	5,029	50,272
Institutional Shares
Shares sold	275,002	2,750,015
Reinvestment of distributions	2,091	19,388
Shares redeemed	(1)	(10)
	277,092	2,769,393
Investor Shares
Shares sold	5,001	50,015
Reinvestment of distributions	37	343
Shares redeemed	(1)	(15)
	5,037	50,343

23

GOLDMAN SACHS MLP & ENERGY FUND

Notes to Financial Statements (continued)

November 30, 2017

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	MLP & ENERGY FUND

	For the Period Ended November 30, 2017(a)

	Shares	Dollars

Class R Shares
Shares sold	5,001	$50,015
Reinvestment of distributions	33	307
Shares redeemed	(1)	(15)
	5,033	50,307
Class R6 Shares
Shares sold	5,002	50,015
Reinvestment of distributions	38	353
Shares redeemed	(2)	(15)
	5,038	50,353
NET INCREASE	302,264	$3,020,992

(a)	Commenced operations on September 29, 2017.

24

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Goldman Sachs Trust and Shareholders of the Goldman Sachs MLP & Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs MLP & Energy Fund (the “Fund”), a fund of the Goldman Sachs Trust, as of November 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period September 29, 2017 (commencement of operations) through November 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 19, 2018

25

GOLDMAN SACHS MLP & ENERGY FUND

Fund Expenses — Period Ended November 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2017 through November 30, 2017, which represents a period of 60 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP & Energy Fund
Share Class	Beginning Account Value 9/30/17	Ending Account Value 11/30/17		Expenses Paid for the period ended 11/30/17*
Class A
Actual	$1,000.00	$960.70		$2.40
Hypothetical 5% return	1,000.00	1,005.77	+	2.46
Class C
Actual	1,000.00	959.60		3.61
Hypothetical 5% return	1,000.00	1,004.54	+	3.69
Institutional
Actual	1,000.00	961.30		1.77
Hypothetical 5% return	1,000.00	1,006.41	+	1.81
Investor
Actual	1,000.00	961.00		2.00
Hypothetical 5% return	1,000.00	1,006.18	+	2.04
Class R
Actual	1,000.00	960.30		2.80
Hypothetical 5% return	1,000.00	1,005.36	+	2.87
Class R6
Actual	1,000.00	961.30		1.76
Hypothetical 5% return	1,000.00	1,006.43	+	1.80

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended November 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
MLP & Energy+	1.49	2.24	1.10	1.24	1.74	1.09

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

26

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP & Energy Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on September 29, 2017. At a meeting held on August 16-17, 2017 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to Be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio manager was currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employ similar investment strategies. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

27

GOLDMAN SACHS MLP & ENERGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	1.00%
Next $1 billion	0.90%
Next $3 billion	0.86%
Next $3 billion	0.84%
Over $8 billion	0.82%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

28

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 75	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Chairman of the Board of Trustees, Goldman Sachs Trust II (2012-2016), Goldman Sachs MLP Income Opportunities Fund (2013-2016), Goldman Sachs MLP and Energy Renaissance Fund (2014-2016), and Goldman Sachs ETF Trust (2014-2016); Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998- 2012); Trustee, Scholarship America (1998-2005);

Trustee, Institute for Higher Education Policy

(2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked

Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; and Goldman Sachs Private Middle Market Credit LLC.

				106	None
Kathryn A. Cassidy Age: 63	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 68	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Herbert J. Markley Age: 67	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Jessica Palmer Age: 68	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Roy W. Templin Age: 57	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman

Sachs Variable Insurance Trust.

				104	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

29

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 66	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications Inc.

30

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 55	President and Trustee	Since 2007	Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	142	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2017.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2017, Goldman Sachs Trust consisted of 90 portfolios; Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 19 portfolios (11 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS MLP & ENERGY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2007

Managing Director, Goldman Sachs (January 2000-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of November 30, 2017.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs MLP & Energy Fund — Tax Information (Unaudited)

For the year ended November 30, 2017, 65.21% of the dividends paid from net investment company taxable income by the Goldman Sachs MLP & Energy Fund qualify for the dividends received deduction available to corporations.

For the year ended November 30, 2017, 100.00% of the dividends paid from net investment company taxable income by the Goldman Sachs MLP & Energy Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[5]

Fundamental Equity

∎	Equity Income Fund[6]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[7]
∎	Concentrated Growth Fund[8]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[9]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[10]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[6]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[7]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[8]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[9]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[10]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

* This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Goldman Sachs does not provide accounting, tax, or legal advice. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of November 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 117047-OTU-680961 MLPANDEAR-18/166

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2017	2016	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$2,985,251	$3,677,745	Financial Statement audits.
Audit-Related Fees:
• PwC	$159,263	$220,875	Other attest services.
Tax Fees:
• PwC	$842,920	$888,205	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,860,429	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2017 and November 30, 2016 were $1,002,183 and $1,109,080 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $11.4 million and $14.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2017. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2016 and 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 30, 2018

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 30, 2018